UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2025

JBT Marel Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-34036	91-1650317
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

70 West Madison Street, Suite 4400

Chicago, IL 60602

(Address of principal executive offices, including Zip Code)

(312) 861-5900

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Forms 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2025, Jessi L. Corcoran, Vice President, Corporate Controller and Chief Accounting Officer and principal accounting officer of JBT Marel Corporation (the “Company”), provided notice of her resignation from the Company, effective on November 4, 2025. Ms. Corcoran has accepted a role with another company and her departure is not a result of any disagreement between Ms. Corcoran and the Company on any matter relating to the Company’s operations, policies or practices, nor the Company’s accounting principles or practices, financial statement disclosures or internal controls over financial reporting.

In connection with Ms. Corcoran’s departure, on October 20, 2025, the Board of Directors of the Company (the “Board”) designated Matthew J. Meister, the Company’s Executive Vice President and Chief Financial Officer, to serve as the Company’s principal accounting officer, effective upon Ms. Corcoran’s departure from the Company.

Mr. Meister, age 47, has served as the Company’s Executive Vice President and Chief Financial Officer since December 2020 after serving as the interim Chief Financial Officer from October 2020. Mr. Meister joined the Company in May 2019 as Vice President and Chief Financial Officer for JBT Protein, with responsibility for all accounting and finance activity for the Protein Division within the FoodTech segment.

Mr. Meister will not receive any additional compensation upon his designation as principal accounting officer of the Company. There are no arrangements or understandings between Mr. Meister and any other person pursuant to which Mr. Meister was designated as principal accounting officer of the company. Mr. Meister does not have any family relationships with any director or other executive officer of the Company and is not a party to any transactions required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JBT Marel Corporation

Date: October 20, 2025	By:	/s/ Matthew J. Meister
	Name	Matthew J. Meister
	Title	Executive Vice President and Chief Financial Officer